Nature of Operations	12 Months Ended
Dec. 31, 2014
Vaporin Inc [Member]
Nature of Operations

NOTE 1 – NATURE OF OPERATIONS

Vaporin, Inc. (the “Company”), (formerly Valor Gold Corp.), was incorporated under the laws of the State of Delaware in June 2009. In January 2014, the Company entered into a Share Exchange Agreement (the “Share Exchange”) with Vaporin Florida, Inc., a privately-held Florida corporation (“Vaporin Florida”). Pursuant to the Exchange Agreement, all of the issued and outstanding common stock of Vaporin Florida was exchanged for an aggregate of 35 million shares of the Company’s common stock. The Share Exchange was accounted for as a reverse acquisition and re-capitalization, whereas Vaporin Florida is deemed the accounting acquirer and Vaporin, Inc. the legal acquirer. As a result, the assets and liabilities and the historical operations that are reflected in the Company’s financial statements are those of Vaporin Florida, and the Company’s assets, liabilities and results of operations will be consolidated with the assets, liabilities and results of operations of Vaporin Florida effective January 24, 2014. The Company is a distributor and marketer of vaporizers, e-liquids and related products.

Effective August 29, 2014 (the “Closing”), the Company , Vaporin Acquisitions, Inc., a Florida corporation and wholly-owned subsidiary of the Company (the “Merger Sub”), The Vape Store, Inc., a Florida corporation (“Vape Store”), and Steve and Christy Cantrell, holders of all outstanding Vape Store shares (the “Cantrells”) entered into and closed an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Vape Store merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving corporation and a wholly-owned subsidiary of the Company (see Note 7).

On September 8, 2014, the Company filed an amendment to its Certificate of Incorporation with the Secretary of State of Delaware effecting a 1-for-50 reverse stock split of the Company’s common stock (the “Reverse Split”). As a result of the Reverse Split, every 50 shares of the Company’s common stock were combined into one share of common stock. All shares and per share values for all periods presented in the accompanying consolidated financial statements are retroactively restated for the effect of the reverse stock split (see Note 10).

On November 6, 2014, the Company executed a binding Term Sheet to merge with and into Vapor Corp., a NASDAQ listed issuer. Shareholders of the Company will receive 45% of the combined company as merger consideration. On December 17, 2014, Vaporin, Inc. (“Vaporin”) and Vapor Corp. (“Vapor”) entered into an Agreement and Plan of Merger (the “Vapor Merger Agreement”) providing for the acquisition of Vaporin by Vapor. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Vaporin will be merged with and into Vapor (the “Vapor Merger”). Following the Merger, current shareholders of Vaporin common and preferred stock will own 45% of the outstanding shares of common stock of the combined company. On the same date, Vapor also entered into a joint venture with Vaporin (the “Joint Venture”) through the execution of an operating agreement (the “Operating Agreement”) of Emagine the Vape Store, LLC, a Delaware limited liability company (“Emagine”), pursuant to which the Registrant and Vaporin are 50% members of Emagine.

On March 4, 2015, the acquisition of Vaporin by Vapor (the “Vapor Merger”) was completed pursuant to the terms of the Merger Agreement. In connection with the Merger, Emagine became a wholly-owned subsidiary of the Vapor.